Exhibit 10.3

FORM OF

EXCHANGE AGREEMENT

AMONG

PRODUCT SHIPPING LIMITED

AMCI POSEIDON FUND, LP

POSEIDON PRODUCT CARRIERS LIMITED

MAAS CAPITAL INVESTMENTS B.V.

AND

THK PRIVATE EQUITIES, LLC

Dated September    , 2014

i

6.4	Successors and Assigns	16

6.5	No Third Party Rights	16

6.6	Counterparts	16

6.7	Governing Law	16

6.8	Severability	16

6.9	Deed; Bill of Sale; Assignment	17

6.10	Amendment or Modification	17

6.11	Integration	17

ii

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is entered into as of September     , 2014, among Product Shipping Limited, a Marshall Islands corporation (the “Company”), AMCI Poseidon Fund, LP, an exempted limited partnership formed under the laws of the Cayman Islands (“Poseidon”), Poseidon Product Carriers Limited, a Marshall Islands corporation (“PPCL”), Maas Capital Investments B.V., a company organized under the laws of The Netherlands (“Maas”), and THK Private Equities, LLC, a [          ] limited liability company (“THK”), and, solely for purposes of Section 2.7, APL and MRHL (each as defined in Section 1.1). The foregoing (including, solely for purposes of Section 2.7, APL and MRHL) shall be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

A.                                    Poseidon has formed the Company under the terms of the Marshall Islands Business Corporations Act (the “BCA”).  Poseidon owns 100% of the equity interests in each of APL and PPCL.  PPCL owns 53.4% of the equity interests in HSM (as defined in Section 1.1).  Maas owns 46.6% of the equity interests in HSM.

B.                                    Prior to the closing date of the Offering (the “Effective Time”), APL will transfer 100% of the equity interests in its wholly-owned subsidiary Indiana R Shipping Company Limited, a Liberian corporation owning the UACC Shams, to Poseidon.

C.                                    Each of the following will occur on or about the Effective Time:

(1)  Poseidon will contribute 100% of the equity interests in APL to the Company in exchange for [          ] Common Shares.

(2)  Poseidon will contribute 100% of the equity interests in PPCL to the Company in exchange for [        ] Common Shares.

(3)  Poseidon will contribute its 50% equity interest in MRHL to the Company in exchange for [        ] Common Shares.

(4)  THK will contribute its 50% equity interest in MRHL to the Company in exchange for [        ] Common Shares.

(5)  Maas will contribute its 46.6% equity interest in HSM Products Limited, a Marshall Islands corporation (“HSM”), to the Company in exchange for [          ] Common Shares.

(6)  The Company will contribute its 46.6% equity interest in HSM to PPCL in exchange for one Common Share of PPCL.

(7)  The Company will issue and sell and the Selling Stockholder will sell an aggregate of [          ] Common Shares to the public in an underwritten initial public offering (the “Offering”) in exchange for $[              ] (the “IPO Proceeds”).

D.                                    Each of the following will occur following the Effective Time:

1, The Company will acquire 100% of the equity interests in LR Holding, which has agreed pursuant to the LR Holding Share Purchase Agreement to purchase 100% of the equity interests in Pasha Finance Inc., a Marshall Islands corporation owning the Cape Talara, for a purchase price of $39.5 million, funded out of a combination of IPO Proceeds and borrowings; and LR Holding will apply such purchase price to consummate the purchase under the LR Holding Share Purchase Agreement.

2.  The MRHL Vessel Contracting Subsidiaries will each acquire the applicable MRHL Contracted Vessel, for an aggregate purchase price of $74 million, of which MRHL has already paid an aggregate of $7.4 million in deposits, funded out of a combination of IPO Proceeds and borrowings.

AGREEMENT

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Definitions.  The following defined terms will have the meanings given below:

“Agreement” has the meaning set forth in the opening paragraph of this Agreement.

“APL” means AMCI Products Limited, a Marshall Islands corporation.

“APL Vessel-Owning Subsidiaries” means, collectively, Hongbo Shipping Company Ltd., a Liberian corporation, Britto Shipping Company Ltd., a Liberian corporation, Warhol Shipping Company Ltd., a Liberian corporation, and Lichtenstein Shipping Company Ltd., a Liberian corporation.

“APL Vessels” means, collectively, Hongbo, Britto, MR Pat Brown and Lichtenstein.

“Attorney-in-Fact” has the meaning set forth in Section 5.2.

“BCA” has the meaning set forth in the Recitals of this Agreement.

“Charter” means the time or bareboat charter related to the applicable Vessel.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means a common share, par value $0.01, of the Company.

“Company” has the meaning set forth in the opening paragraph of this Agreement.

“Conveying Party” or “Conveying Parties” has the meaning set forth in Section 5.2.

“Effective Time” means [  ] a.m./p.m. prevailing Eastern Time on the date that is the closing date of the Offering.

“HSM” means HSM Products Limited, a Marshall Islands corporation.

“HSM Owners” means, collectively, PPCL and Maas.

“HSM Subsidiaries” means, collectively, the HSM Vessel-Owning Subsidiaries and LR Regulus Limited, a Marshall Islands corporation.

“HSM Vessel-Owning Subsidiaries” means, collectively, LR Mimosa Limited, a Marshall Islands corporation, MR Sirius Ltd., a Marshall Islands corporation, FR8 Venture Shipping Corporation, a Marshall Islands corporation, MR Kentaurus Limited, a Marshall Islands corporation, MR Arcturus Limited, a Marshall Islands corporation, and MR Canopus Limited, a Marshall Islands corporation.

“HSM Vessels” means, collectively, LR Mimosa, MR Sirius, FR8 Venture, MR Kentaurus, MR Arcturus and MR Canopus.

“Interests” means all of the outstanding shares of capital stock of the Vessel-Owning Subsidiaries.

“IPO Proceeds” has the meaning set forth in the Recitals of the Agreement.

“Laws” has the meaning set forth in Section 4.1(c).

“LR Holding” means LR Holding Limited, a Marshall Islands corporation.

“LR Holding Share Purchase Agreement” means the Share Purchase Agreement, dated August 19, 2014, between Starboard Holding Co., as seller, and LR Holding, as buyer.

“Maas” has the meaning set forth in the opening paragraph of this Agreement.

“MRHL” means MR Holding Limited, a Marshall Islands corporation.

“MRHL Contracted Vessels” means, collectively, Marlin Glory, Marlin Iris and Marlin Topaz.

“MRHL Vessel Contracting Subsidiaries” means, collectively, MR Aquarius Limited, a Marshall Islands corporation, MR Aries Limited, a Marshall Islands corporation, and MR Leo

Limited, a Marshall Islands corporation, which are parties to separate memoranda of agreement to acquire the MRHL Contracted Vessels.

“Offering” has the meaning set forth in the Recitals of this Agreement.

“Party” or “Parties” has the meaning set forth in the opening paragraph of this Agreement.

“Poseidon” has the meaning set forth in the opening paragraph of this Agreement.

“PPCL” has the meaning set forth in the opening paragraph of this Agreement.

“Registration Statement” means the Registration Statement on Form F-1 filed with the Commission (Registration No. 333-198153), as amended.

“Selling Stockholder” has the meaning set forth in the Underwriting Agreement.

“THK” has the meaning set forth in the opening paragraph of this Agreement.

“Underwriters” means the underwriting syndicate listed in the Underwriting Agreement.

“Underwriting Agreement” means the underwriting agreement dated as of September     , 2014 among the Company, Poseidon and the Underwriters.

“Vessels” means, collectively, the APL Vessels and the HSM Vessels.

“Vessel Financing Agreements” means, collectively, [any applicable loans still outstanding at closing to be listed].

“Vessel-Owning Subsidiaries” means, collectively, the APL Vessel-Owning Subsidiaries and the HSM Vessel-Owning Subsidiaries.

ARTICLE II

CONTRIBUTIONS AND CONVEYANCE

2.1                               Contribution of APL to the Company.  Poseidon hereby contributes, assigns and transfers as a capital contribution 100% of the equity interests in APL to the Company.  Immediately following the foregoing contribution, assignment and transfer, the Company will own 100% of the equity interest in APL. In consideration for the capital contribution to the Company, the Company will issue to Poseidon [          ] Common Shares.

2.2                               Contribution of PPCL to the Company.  Subject to and immediately following the contribution, assignment and transfer in Section 2.1, Poseidon hereby contributes, assigns and transfers as a capital contribution, 100% of the equity interests in PPCL to the Company.  Immediately following the foregoing contribution, assignment and transfer, the Company will own 100% of the equity interests in PPCL.  In consideration for the capital contribution to the Company, the Company will issue to Poseidon [          ] Common Shares.

2.3                               Contribution of MRHL to the Company.  Subject to and immediately following the contribution, assignment and transfer in Section 2.2:

(a)                                 Poseidon hereby contributes, assigns and transfers as a capital contribution, 50% of the equity interests in MRHL to the Company.  Immediately following the foregoing contribution, assignment and transfer, the Company will own 50% of the equity interest in MRHL.  In consideration for the capital contribution to the Company, the Company will issue to Poseidon [          ] Common Shares.

(b)                                 THK hereby contributes, assigns and transfers as a capital contribution, 50% of the equity interests in MRHL to the Company.  Immediately following the foregoing contribution, assignment and transfer, the Company will own 100% of the equity interest in MRHL.  In consideration for the capital contribution to the Company, the Company will issue to THK [          ] Common Shares.

2.4                               Contribution of Maas’s Interest in HSM to the Company.  Subject to and immediately following the contributions, assignments and transfers in Section 2.3, Maas hereby contributes, assigns and transfers as a capital contribution, all of its 46.6% equity interests in HSM to the Company.  Immediately following the foregoing contribution, assignment and transfer, PPCL will own 53.4% and the Company will own 46.6% of the equity interest in HSM.  In consideration for the capital contribution to the Company, the Company will issue to Maas [        ] Common Shares.

2.5                               Contribution of the Company’s Interest in HSM to PPCL.  Subject to and immediately following the contribution, assignment and transfer in Section 2.4, the Company hereby contributes, assigns and transfers as a capital contribution, all of its 46.6% equity interests in HSM to PPCL.  Immediately following the foregoing contribution, assignment and transfer, PPCL will own 100% of the equity interests in HSM.  In consideration for the capital contribution to the Company, PPCL will issue to the Company one common share in PPCL.

2.6                               Retained Right to Insurance Proceeds.  Notwithstanding the foregoing contributions, the Parties hereby agree that any insurance proceeds received by the Company after the Effective Time shall belong to the applicable transferor and be promptly distributed thereto to the extent that such insurance proceeds (a) related to damage or periods of off-hire incurred by the Vessels owned by the applicable Vessel-Owning Subsidiary prior to the Effective Time and (b) exceeded any costs incurred by the Company or any of its subsidiaries to repair any such damage to such Vessels.

2.7                               Tax Elections; Tax Characterization.  Effective following the contribution to the Company of all of the shares of APL, PPCL and MRHL, the Company shall cause each of APL, PPCL and MRHL to make a valid election, on IRS Form 8832, to be treated as a disregarded entity, or branch, of the Company, for U.S. federal income tax purposes.  The Parties intend that the contribution to the Company of all of the shares of each of APL, PPCL and MRHL, together with the election to treat each of APL, PPCL and MRHL as a disregarded entity, or branch, of the Company, for U.S. federal income tax purposes, be treated as reorganizations pursuant to which the assets of each of APL, PPCL and MRHL are acquired by the Company in exchange for Common Shares, followed by a liquidation of each of APL, PPCL and MRHL and a distribution of such Company Shares to their respective shareholders, under Section 368(a)(1)(D) of the U.S. Internal Revenue Code of 1986, as amended, and that this Agreement be a “plan of reorganization” for purposes of each such reorganization, and each Party agrees to make all relevant tax filings and other tax reporting in a manner consistent with such treatment.

ARTICLE III

THE OFFERING

Substantially concurrently with the consummation of the transactions as described in Article II, the Company will issue and sell and the Selling Stockholder will sell an aggregate of [            ] Common Shares to the public in the Offering pursuant to the Underwriting Agreement in exchange for the IPO Proceeds.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1                               Representations and Warranties Regarding APL and the APL Vessel-Owning Subsidiaries.  Poseidon hereby represents and warrants that:

(a)                                 Each of APL and the APL Vessel-Owning Subsidiaries has been duly formed or incorporated and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation and has all requisite power and authority to operate its assets and conduct its business as described in the Registration Statement;

(b)                                 The execution, delivery and performance by it of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) APL’s or any APL Vessel-Owning Subsidiary’s articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which APL or any APL Vessel-Owning Subsidiary is a party or is subject or by which APL’s or any APL Vessel-Owning Subsidiary’s assets or properties may be bound; (iii) any applicable laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court (“Laws”); or (iv) any Charter to which any APL Vessel-Owning Subsidiary is a party or any material provision of any material contract to which APL or any APL Vessel-Owning Subsidiary is a party or by which APL’s or any APL Vessel-Owning Subsidiary’s properties are bound;

(c)                                  Any consents required for the transfer or assignment of the Charter related to the APL Vessels have been duly obtained;

(d)                                 The Interests in the APL Vessel-Owning Subsidiaries are duly authorized and validly issued in accordance with the articles of incorporation and bylaws or other organizational document of the applicable APL Vessel-Owning Subsidiary and are fully paid and non-assessable;

(e)                                  APL owns of record and beneficially the entire Interests in the APL Vessel-Owning Subsidiaries and has good legal title to the same, free and clear of all liens, encumbrances, security interests, pledges, mortgages, charges and other claims; and Poseidon owns of record and beneficially all the issued and outstanding capital stock of APL and has good legal title to the same, free and clear of all liens, encumbrances, security interests, pledges, mortgages, charges and other claims;

(f)                                   There is no outstanding agreement, contract, option, commitment or other right or understanding in favor of, or held by, any person other than the Company to acquire the APL Vessel-Owning Subsidiaries or the assets of the APL Vessel-Owning Subsidiaries;

(g)                                  Correct and complete copies of (i) the articles of incorporation, any bylaws or other organizational documents of APL and the APL Vessel-Owning Subsidiaries (as amended to the date of this Agreement) and (ii) each Charter (as amended to the date of this Agreement)  to which any APL Vessel-Owning Subsidiary is a party, have been made available to the Company;

(h)                                 Each Charter of each APL Vessel-Owning Subsidiary is a valid and binding agreement of such APL Vessel-Owning Subsidiary enforceable in accordance with its terms and, to the knowledge of Poseidon, of all other parties thereto enforceable in accordance with its terms;

(i)                                     The APL Vessel-Owning Subsidiaries have fulfilled all material obligations required pursuant to their Charters to have been performed by them prior to the date of this Agreement and have not waived any material rights thereunder; and no material default or breach exists in respect thereof on their part or, to their knowledge, any of the other parties thereto and, to their knowledge, no event has occurred which, after giving of notice or the lapse of time, or both, would constitute such a material default or breach;

(j)                                    Except for such liabilities, debts obligations, encumbrances, defects, restrictions or claims of a general nature and magnitude that would arise in connection with the operation of vessels of the same type as the APL Vessel in the ordinary course of business, there are no liabilities, debts or obligations of, encumbrances, defects or restrictions with respect to, or claims against the APL Vessel-Owning Subsidiaries or any of the assets owned by the APL Vessel-Owning Subsidiaries, including the APL Vessels, other than those arising under the Vessel Financing Agreements; and

(k)                                 The assets of the APL Vessel-Owning Subsidiaries are (i) adequate and suitable for use by the APL Vessel-Owning Subsidiaries in the APL Vessel-Owning Subsidiaries’ business as presently conducted in all material respects as described in the

Registration Statement, ordinary wear and tear excepted; (ii) currently are or will be seaworthy in all material respects for hull and machinery insurance warranty purposes and currently are or will be in good running order and repair; (iii) insured or will be insured against all risks, and in amounts, consistent with common industry practices; (iv) in compliance or will be in compliance with maritime laws and regulations; (v) duly registered under the flag of the jurisdiction set forth on Schedule 4.1(k); and (vi) in compliance in all material respects with the requirements of its present class and classification society; and all class certificates of the vessels are clean and valid and free of recommendations affecting class.

4.2                               Representations and Warranties Regarding HSM and the HSM Subsidiaries.  PPCL and Maas (the “HSM Owners”) hereby represent and warrant, jointly and severally, that:

(a)                                 Each of HSM and the HSM Subsidiaries has been duly formed or incorporated and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation and has all requisite power and authority to operate its assets and conduct its business as described in the Registration Statement;

(b)                                 The execution, delivery and performance by the HSM Owners of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) HSM or any HSM Subsidiary’s articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which HSM or any HSM Subsidiary is a party or is subject or by which any HSM Subsidiary’s assets or properties may be bound; (iii) any Laws; or (iv) any Charter to which any HSM Subsidiary is a party or any material provision of any material contract to which HSM or any HSM Subsidiary is a party or by which HSM’s or any HSM Subsidiary’s properties are bound;

(c)                                  Any consents required for the transfer or assignment of the Charter related to the HSM Vessels have been duly obtained;

(d)                                 There is no outstanding agreement, contract, option, commitment or other right or understanding in favor of, or held by, any person other than the Company to acquire the HSM Subsidiaries or the assets of the HSM Subsidiaries;

(e)                                  Correct and complete copies of (i) the articles of incorporation, any bylaws or other organizational documents of the HSM Subsidiaries (as amended to the date of this Agreement) and (ii) each Charter (as amended to the date of this Agreement)  to which any HSM Subsidiary is a party have been made available to the Company;

(f)                                   Each Charter of each HSM Vessel-Owning Subsidiary is a valid and binding agreement of such HSM Vessel-Owning Subsidiary enforceable in accordance with its terms and, to the knowledge of the HSM Owners, of all other parties thereto enforceable in accordance with its terms;

(g)                                  The HSM Vessel-Owning Subsidiaries have fulfilled all material obligations required pursuant to their Charters to have been performed by them prior to the date of this Agreement and have not waived any material rights thereunder; and no material default or breach exists in respect thereof on their part or, to their knowledge, any of the other parties thereto and, to their knowledge, no event has occurred which, after giving of notice or the lapse of time, or both, would constitute such a material default or breach;

(h)                                 Except for such liabilities, debts obligations, encumbrances, defects, restrictions or claims of a general nature and magnitude that would arise in connection with the operation of vessels of the same type as the HSM Vessel in the ordinary course of business, there are no liabilities, debts or obligations of, encumbrances, defects or restrictions with respect to, or claims against the HSM Subsidiaries or any of the assets owned by the HSM Subsidiaries, including the HSM Vessels, other than those arising under the Vessel Financing Agreements; and

(i)                                     The assets of the HSM Subsidiaries are (i) adequate and suitable for use by the HSM Subsidiaries in the HSM Subsidiaries’ business as presently conducted in all material respects as described in the Registration Statement, ordinary wear and tear excepted; (ii) currently are or will be seaworthy in all material respects for hull and machinery insurance warranty purposes and currently are or will be in good running order and repair; (iii) insured or will be insured against all risks, and in amounts, consistent with common industry practices; (iv) in compliance or will be in compliance with maritime laws and regulations; (v) duly registered under the flag of the jurisdiction set forth on Schedule 4.2(i); and (vi) in compliance in all material respects with the requirements of its present class and classification society; and all class certificates of the vessels are clean and valid and free of recommendations affecting class.

4.3                               Representations and Warranties of Poseidon.  Poseidon hereby represents and warrants that:

(a)                                 The execution and delivery of this Agreement and all documents, instruments and agreements required to be executed and delivered by it pursuant to this Agreement in connection with the completion of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforceability of remedies and rights of creditors and except that equitable remedies such as specific performance and injunction are in the discretion of a court;

(b)                                 The execution, delivery and performance by it of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) its articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit of its assets or properties may be bound; or (iii) any Laws; and

(c)                                  Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations, is required in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereunder.

4.4                               Representations and Warranties of PPCL.  PPCL hereby represents and warrants that:

(a)                                 The execution and delivery of this Agreement and all documents, instruments and agreements required to be executed and delivered by it pursuant to this Agreement in connection with the completion of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforceability of remedies and rights of creditors and except that equitable remedies such as specific performance and injunction are in the discretion of a court;

(b)                                 The execution, delivery and performance by it of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) its articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which it is a party or subject or by which any of its assets or properties may be bound; or (iii) any Laws; and

(c)                                  Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations, is required in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereunder.

4.5                               Representations and Warranties of Maas.  Maas hereby represents and warrants that:

(a)                                 The execution and delivery of this Agreement and all documents, instruments and agreements required to be executed and delivered by it pursuant to this Agreement in connection with the completion of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforceability of remedies and rights of creditors and except that equitable remedies such as specific performance and injunction are in the discretion of a court;

(b)                                 The execution, delivery and performance by it of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) its articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which it is a party or is subject or by which any of its assets or properties may be bound; or (iii) any Laws; and

(c)                                  Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations, is required in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereunder.

4.6                               Representations and Warranties of THK.  THK hereby represents and warrants that:

(a)                                 The execution and delivery of this Agreement and all documents, instruments and agreements required to be executed and delivered by it pursuant to this Agreement in connection with the completion of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforceability of remedies and rights of creditors and except that equitable remedies such as specific performance and injunction are in the discretion of a court;

(b)                                 The execution, delivery and performance by it of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) its articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which it is a party or is subject or by which any of its assets or properties may be bound; or (iii) any Laws; and

(c)                                  Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations, is required in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereunder.

4.7                               Representations and Warranties Regarding MRHL Vessel Contracting Subsidiaries.  Poseidon and THK (the “MRHL Owners”) hereby represent and warrant, jointly and severally, that:

(a)                                 Each of MRHL and the MRHL Vessel Contracting Subsidiaries has been duly formed or incorporated and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation and has all requisite power and authority to operate its assets and conduct its business as described in the Registration Statement;

(b)                                 The execution, delivery and performance by the MRHL Owners of this Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of:  (i) MRHL or any MRHL Vessel Contracting Subsidiary’s articles of association, articles of incorporation or by-laws or other organizational documents; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise to which MRHL or any MRHL Vessel Contracting Subsidiary is a party or is subject or by which any MRHL Vessel Contracting Subsidiary’s assets or properties may be bound; (iii) any Laws; or (iv) any Charter to which any MRHL Contracting Subsidiary is a party or any material provision of any material contract to which MRHL or any MRHL Vessel Contracting Subsidiary is a party or by which MRHL’s or any MRHL Vessel Contracting Subsidiary’s properties are bound;

(c)                                  Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations, is required in connection with the execution and delivery by the MRHL Owners of this Agreement or the consummation by the MRHL Owners of the transactions contemplated hereunder, and any consents required for the transfer or assignment of the Charter related to the MRHL Contracted Vessels have been duly obtained;

(d)                                 MRHL owns of record and beneficially the entire Interests in the MRHL Vessel Contracting Subsidiaries and has good legal title to the same, free and clear of all liens, encumbrances, security interests, pledges, mortgages, charges and other claims; and Poseidon owns of record and beneficially all the issued and outstanding capital stock of

MRHL and has good legal title to the same, free and clear of all liens, encumbrances, security interests, pledges, mortgages, charges and other claims;

(e)                                  There is no outstanding agreement, contract, option, commitment or other right or understanding in favor of, or held by, any person other than the Company to acquire the MRHL Vessel Contracting Subsidiaries or the assets of the MRHL Vessel Contracting Subsidiaries;

(f)                                   Correct and complete copies of (i) the articles of incorporation, any bylaws or other organizational documents of the MRHL Vessel Contracting Subsidiaries (as amended to the date of this Agreement) and (ii) each Charter (and charter back to seller) (as amended to the date of this Agreement)  to which any MRHL Vessel Contracting Subsidiary is a party have been made available to the Company;

(g)                                  Each Charter (and charter back to seller) of each MRHL Vessel Contracting Subsidiary will, upon closing of the relevant vessel acquisition, be a valid and binding agreement of such MRHL Vessel Contracting Subsidiary enforceable in accordance with its terms and, to the knowledge of the MRHL Owners, of all other parties thereto enforceable in accordance with its terms;

(h)                                 The MRHL Vessel Contracting Subsidiaries will have fulfilled all material obligations required pursuant to their Charters (and charter back to seller) to have been performed by them prior to the date of the closing of the relevant vessel acquisition, and will have not waived any material rights thereunder; and no material default or breach exists in respect thereof on their part or, to their knowledge, any of the other parties thereto and, to their knowledge, no event has occurred which, after giving of notice or the lapse of time, or both, would constitute such a material default or breach;

(i)                                     Except for such liabilities, debts obligations, encumbrances, defects, restrictions or claims of a general nature and magnitude that would arise in connection with the operation of vessels of the same type as the MRHL Contracted Vessel in the ordinary course of business, there are no liabilities, debts or obligations of, encumbrances, defects or restrictions with respect to, or claims against, the MRHL Vessel Contracting Subsidiaries or any of the assets owned by the MRHL Vessel Contracting Subsidiaries, including the MRHL Contracted Vessels, other than those arising under the Vessel Financing Agreements; and

(j)                                    The assets of the MRHL Vessel Contracting Subsidiaries will, upon closing of the relevant vessel acquisition, be (i) adequate and suitable for use by the MRHL Vessel Contracting Subsidiaries in the MRHL Vessel Contracting Subsidiaries’ business as presently conducted in all material respects as described in the Registration Statement, ordinary wear and tear excepted; (ii) will be seaworthy in all material respects for hull and machinery insurance warranty purposes and currently are or will be in good running order and repair; (iii) insured or will be insured against all risks, and in amounts, consistent with common industry practices; (iv) in compliance or will be in compliance with maritime laws and regulations; (v) duly registered under the flag of the jurisdiction set forth on Schedule 4.7(j); and (vi) in compliance in all material respects with the requirements of its present class and classification society; and all class certificates of the vessels are clean and valid and free of recommendations affecting class.

4.8                               Disclaimer of Warranties.  EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT OR IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS OWNED BY THE VESSEL-OWNING SUBSIDIARIES, INCLUDING, WITHOUT LIMITATION, THE ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM SUCH ASSETS, (C) THE SUITABILITY OF SUCH ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON OR THEREWITH, (D) THE COMPLIANCE OF OR BY SUCH ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ENVIRONMENTAL PROTECTION OR POLLUTION LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH ASSETS.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, EACH PARTY ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS OF THE VESSEL-OWNING SUBSIDIARIES, AND SUCH PARTY IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS OF THE VESSEL-OWNING SUBSIDIARIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE OTHER PARTIES.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS OF THE VESSEL-OWNING SUBSIDIARIES FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY.  THIS SECTION SHALL SURVIVE THE CONTRIBUTION AND CONVEYANCE OF THE INTERESTS OR THE TERMINATION OF THIS AGREEMENT.  THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS OF THE VESSEL-OWNING SUBSIDIARIES THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT.

ARTICLE V

FURTHER ASSURANCES

5.1                               Further Assurances.  From time to time after the date of this Agreement, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Agreement.

5.2                               Power of Attorney.  Each Party that has conveyed any Interests as contemplated by this Agreement (collectively, the “Conveying Parties”) hereby constitutes and appoints the Company (the “Attorney-in-Fact”) its true and lawful attorney-in-fact with full power of substitution for each of them and in each of their name, place and stead or otherwise on behalf of any Party and its respective successors and assigns, and for the benefit of the Attorney-in-Fact to demand and receive from time to time the Interests contributed and conveyed by this Agreement (or intended so to be) and to execute in the name of the applicable Conveying Party and its respective successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name the applicable Conveying Party for the benefit of the Attorney-in-Fact, any and all proceedings at law, in equity or otherwise which the Attorney-in-Fact may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the Interests, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the Interests, and (c) do any and all such acts and things in furtherance of this Agreement as the Attorney-in-Fact shall deem advisable.  Each Conveying Party hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by either any Conveying Party or its respective successors or assigns or by operation of law.

ARTICLE VI

MISCELLANEOUS

6.1                               Survival of Representations and Warranties.  The representations and warranties of the Company in this Agreement and in or under any documents, instruments and agreements delivered pursuant to this Agreement, will survive the completion of the transactions contemplated hereby regardless of any independent investigations that any party may make or cause to be made, or knowledge it may have, prior to the date of this Agreement and will continue in full force and effect for a period of one year from the date of this Agreement.  At the end of such period, such representations and warranties will terminate, and no claim may be brought by any party against the Company thereafter in respect of such representations and warranties, except for claims that have been asserted by the Parties prior to expiration of such one year period.

6.2                               Costs.  The Parties severally shall pay any and all sales, use and similar taxes incurred respectively by them arising out of their respective contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

6.3                               Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

6.4                               Successors and Assigns.  The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

6.5                               No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

6.6                               Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

6.7                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, applicable to contracts made and to be performed wholly within such jurisdiction without giving effect to conflict of law principles thereof other than Section 5-1401 of the New York General Obligations Law, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Interests are located, shall apply.

6.8                               Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any governmental body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect, as nearly as possible, to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

6.9                               Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable Law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the Interests.

6.10                        Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto.

6.11                        Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter hereof.  This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties set forth below.

PRODUCT SHIPPING LIMITED

By:
Name:
Title:

AMCI POSEIDON FUND, LP

By: AMCI POSEIDON FUND GP, LP, its general partner

By:
Name:
Title:

POSEIDON PRODUCT CARRIERS LIMITED

By:
Name:
Title:

MAAS CAPITAL INVESTMENTS B.V.

By:
Name:
Title:

Signature Page to Exchange Agreement

THK PRIVATE EQUITIES, LLC

By: [ ], its managing member

By:
Name:
Title:

Solely for purposes of Section 2.7 hereof:

AMCI PRODUCTS LIMITED

By:
Name:
Title:

MR HOLDING LIMITED

By:
Name:
Title:

Signature Page to Exchange Agreement

Schedule 4.1(j)

APL Vessel-Owning Subsidiary Jurisdictions

Vessel Subsidiary	Vessel	Flag Jurisdiction

Britto Shipping Company Limited	Britto	Panama

Hongbo Shipping Company Limited	Hongbo	Panama

Warhol Shipping Company Limited	MR Pat Brown	Marshall Islands

Lichtenstein Shipping Company Ltd.	Lichtenstein	Panama

Schedule 4.2(i)

HSM Vessel-Owning Subsidiary Jurisdictions

Vessel Subsidiary	Vessel	Flag Jurisdiction

FR8 Venture Shipping Corporation	FR8 Venture	Marshall Islands

MR Arcturus Limited	MR Arcturus	Marshall Islands

MR Canopus Limited	MR Canopus	Marshall Islands

MR Kentaurus Limited	MR Kentaurus	Marshall Islands

MR Sirius Limited	MR Sirius	Marshall Islands

LR Mimosa Limited	LR Mimosa	Marshall Islands

Schedule 4.7(j)

MRHL Vessel Contracting Subsidiary Jurisdictions

Vessel Subsidiary	Vessel	Flag Jurisdiction

MR Aquarius Limited	Marlin Glory	Marshall Islands

MR Aries Limited	Marlin Topaz	Marshall Islands

MR Leo Limited	Marlin Iris	Marshall Islands